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                                                                    Exhibit 10.4

                                THIRD AMENDMENT

          THIRD AMENDMENT (this "Amendment"), dated as of November 21, 1997, among MOTORS AND GEARS INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of November 7, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower desires to acquire, through Motion Holdings, Inc., a Delaware corporation ("Motion Holdings") and, upon the consummation of the Motion Holdings Assignment described below, a Wholly-Owned Subsidiary of the Borrower, all of the capital stock of Motion Control Engineering, Inc., a California corporation ("MCE"), pursuant to a Stock Purchase Agreement (as amended, modified or supplemented through the Third Amendment Effective Date (as defined below), the "MC Stock Purchase Agreement"), dated as of November 17, 1997, among Motion Holdings and all of the stockholders of MCE (the "Motion Control Acquisition"), which transaction, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement;

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I. Amendments and Modifications to Credit Agreement.

          1. Notwithstanding anything to the contrary contained in Sections 9.02 and 9.13 of the Credit Agreement, on the Third Amendment Effective Date and immediately prior to giving effect to the Motion Control Acquisition, the Borrower may acquire 100% of the capital stock of Motion Holdings by way of assignment (the "Motion Holdings Assignment") from Parent pursuant to, and in accordance with the terms of, an assignment
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agreement, between Parent and the Borrower, in form and substance satisfactory to the Agent, so long as (i) no consideration is paid to Parent in connection with the Motion Holdings Assignment and (ii) all of the requirements of Section
9.13 of the Credit Agreement have been satisfied with respect to Motion Holdings (for this purpose, treating each reference to "any Wholly-Owned Domestic Subsidiary", "such new Wholly-Owned Domestic Subsidiary" and "such new Subsidiary" appearing in Section 9.13 of the Credit Agreement as a reference to Motion Holdings).

          2. The Banks hereby acknowledge and agree that the Motion Control Acquisition may be effected as a Permitted Acquisition in accordance with (x) all applicable requirements of the Credit Agreement, including, without limitation, Sections 8.11, 8.15, 8.16, 9.02, 9.12, and 9.13 thereof and (y) the terms of the MC Stock Purchase Agreement; provided that, notwithstanding anything to the contrary contained in Section 8.15 of the Credit Agreement, the Permitted Transaction Cost of the Motion Control Acquisition (including fees and expenses) shall be permitted to be $53,000,000 (subject to upward or downward adjustment as provided in Section 1.1 of the Stock Purchase Agreement), so long as the Motion Control Acquisition otherwise meets all applicable requirements for a Permitted Acquisition pursuant to the Credit Agreement.

          3. Section 9.03(ix) of the Credit Agreement is hereby amended by (i) deleting the word "Indenture" in each place it appears therein and inserting the word "Indentures" in lieu thereof, (ii) deleting the text "Initial Borrowing Date" in the first place it appears in clause (x) of said Section and inserting the text "Third Amendment Effective Date" in lieu thereof and (iii) deleting the test "the Initial Borrowing Date" in the second place it appears in clause (x) of said Section and inserting the text "(x) in the case of the Series A Senior Unsecured Notes, the Initial Borrowing Date and (y) in the case of the Series C Senior Unsecured Notes, the Third Amendment Effective Date" in lieu thereof.

          4. Section 9.04(xix) of the Credit Agreement is hereby amended by deleting the amount "$170" appearing in said Section and inserting the amount "$300.0" in lieu thereof text.

          5. Section 9.11 of the Credit Agreement is hereby amended by inserting the text "Third Amendment" immediately prior to the text "Effective Date" appearing in clause (a)(vi) thereof.

          6. Notwithstanding anything to the contrary contained in Section 9.10(i) of the Credit Agreement, the Parent Subordinated Intercompany Note may be amended (i) to increase the amount "ONE HUNDRED TWENTY SEVENTY MILLION" appearing therein to the amount "THREE HUNDRED MILLION" and (ii) to delete the word "Indenture" in each place it appears therein and to insert the word "Indentures" in lieu thereof.

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          7. Notwithstanding anything to the contrary contained in Section 10.11 of the Credit Agreement, amendments may be made to Section 4.07 of the Series A Senior Unsecured Note Indenture to permit the issuance of the Series C Senior Unsecured Notes pursuant to the Series C Senior Unsecured Note Indenture.

          8. The definition of "Additional Interest" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the word "Indenture" appearing therein and inserting the word "Indentures" in lieu thereof.

          9. The definition of "Change of Control" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the word "Indenture" appearing therein and inserting the word "Indentures" in lieu thereof.

          10. The definition of "Senior Unsecured Note Indenture" appearing in
Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "Senior Unsecured Note Indentures" shall mean the Series A Senior Unsecured Note Indenture and the Series C Senior Unsecured Note Indenture.

          11. The definition of "Senior Unsecured Notes" appearing in Section
11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "Senior Unsecured Notes" shall mean the Series A Senior Unsecured Notes and the Series C Senior Unsecured Notes.

          12. The definition of "Senior Unsecured Note Documents" appearing in
Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "Senior Unsecured Note Documents" shall mean the Series A Senior Unsecured Note Documents and the Series C Senior Unsecured Note Documents.

          13. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

          "Exchange Series A Senior Unsecured Notes" shall mean senior unsecured notes which are substantially identical securities to the Series A Senior Unsecured Notes, which Exchange Series A Senior Unsecured Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Series A Senior Unsecured Notes and pursuant to the Series A Senior Unsecured Note Indenture.

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     In no event will the issuance of any Exchange Series A Senior Unsecured
     Notes increase the aggregate principal amount of Series A Senior Unsecured Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Series A Senior Unsecured Notes.

          "Exchange Series C Senior Unsecured Notes" shall mean senior unsecured notes which are substantially identical securities to the Series C Senior Unsecured Notes and the Exchange Series A Senior Unsecured Notes, which Exchange Series C Senior Unsecured Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Series C Senior Unsecured Notes and a portion of the Exchange Series A Senior Unsecured Notes (the "Converted Exchange Series A Senior Unsecured Notes") and pursuant to the Series C Senior Unsecured Note Indenture, all as contemplated by the Series C Senior Unsecured Note Offering Memorandum. In no event will the issuance of any Exchange Series C Senior Unsecured Notes increase the aggregate principal amount of the Series C Senior Unsecured Notes or of the Converted Exchange Series A Senior Unsecured Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Series C Senior Unsecured Notes or the Converted Exchange Series A Senior Unsecured Notes.

          "Series A Senior Unsecured Note Documents" shall mean each of the documents and other agreements entered into (including, without limitation, the Series A Senior Unsecured Note Indenture) relating to the issuance by Parent of the Series A Senior Unsecured Notes, as in effect on the Initial Borrowing Date and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms thereof.

          "Series A Senior Unsecured Note Indenture" shall mean that certain Indenture, dated as of November 7, 1996, entered into by and between Parent and Fleet National Bank, as trustee thereunder, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Series A Senior Unsecured Note Offering Memorandum" shall mean the Offering Memorandum, dated November 7, 1996, in connection with the private placement of the Series A Senior Unsecured Notes.

          "Series A Senior Unsecured Notes" shall mean Parent's 10-3/4% Series A Senior Notes due 2006, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof. As used herein, the term "Series A Senior Unsecured Notes" shall include any Exchange Series A Senior Unsecured Notes issued pursuant to the Series A

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     Senior Unsecured Note Indenture in exchange for outstanding Series A Senior
     Unsecured Notes, as contemplated by the Series A Senior Unsecured Note Offering Memorandum and the definition of Exchange Series A Senior
     Unsecured Notes.

          "Series C Senior Unsecured Note Documents" shall mean each of the documents and other agreements entered into (including, without limitation, the Series C Senior Unsecured Note Indenture) relating to the issuance by Parent of the Series C Senior Unsecured Notes, as in effect on the Third Amendment Effective Date and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms thereof.

          "Series C Senior Unsecured Note Indenture" shall mean that certain Indenture, dated as of December 5, 1997, entered into by and between Parent and State Street Bank and Trust Company, as trustee thereunder, as in effect on the Third Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Series C Senior Unsecured Note Offering Memorandum" shall mean the Offering Memorandum, dated December 2, 1997, in connection with the private placement of the Series C Senior Unsecured Notes.

          "Series C Senior Unsecured Notes" shall mean Parent's 10-3/4% Series C Senior Notes due 2006, as in effect on the Third Amendment Effective Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof. As used herein, the term "Series C Senior Unsecured Notes" shall include any Exchange Series C Senior Unsecured Notes issued pursuant to the Series C Senior Unsecured Note Indenture in exchange for outstanding Exchange Series A Senior Unsecured Notes and outstanding Series C Senior Unsecured Notes, as contemplated by the Series C Senior Unsecured Note Offering Memorandum and the definition of Exchange Series C Senior Unsecured Notes.

          "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of November 21, 1997.

          "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter this Amendment, the Borrower hereby represents and warrants that:


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          (a)  no Default or Event of Default exists as of the Third Amendment
     Effective Date, both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Borrower shall have duly authorized, executed and delivered to Parent the Parent Subordinated Intercompany Note, amended as described in Part I. Section 6 of this Amendment;

          (ii) the Agent and the Banks shall have received an opinion from (x) Mayer, Brown & Platt covering such matters incident to the transactions contemplated by this Amendment as the Agent may reasonably request and (y) Bryan, Cave covering such matters incident to the transactions contemplated by this Amendment as the Agent may reasonably request, which opinions shall be in form and substance satisfactory to the Agent; and

          (iii) each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have

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     delivered (including by way of facsimile transmission) the same to the
     Agent at its Notice Office.

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                    *  *  *

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       MOTORS AND GEARS INDUSTRIES, INC.


                                       By /s/ Gordon Nelson
                                          -------------------------------
                                          Title: Vice President



                                       BANKERS TRUST COMPANY,
                                       Individually and as Agent


                                       By /s/ Patricia Hogan
                                          -------------------------------
                                          Title: Vice President



                                       BANKBOSTON, N.A.


                                       By /s/ Michael Stevens
                                          -------------------------------
                                          Title: Vice President



                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By /s/ Dennis Redrath
                                          -------------------------------
                                          Title: Vice President



                                       HELLER FINANCIAL


                                       By /s/ William L. Dawkins
                                          -------------------------------
                                          Title: Vice President